UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2017 (May 10, 2017)

F.N.B. CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	001-31940	25-1255406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One North Shore Center, 12 Federal Street Pittsburgh, Pennsylvania	15212
(Address of Principal Executive Offices)	(Zip Code)

(800) 555-5455

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Effective May 10, 2017, F.N.B. Corporation (the “Corporation”) appointed The Bank of New York Mellon, and The Bank of New York Mellon accepted its appointment, as (1) successor Depositary under the Deposit Agreement dated as of November 1, 2013, among the Corporation, Computershare Trust Company, N.A. (as successor-in-interest to Registrar and Transfer Company), as Depositary, and all holders from time to time of Depositary Shares, each representing a 1/40th interest in a share of the Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series E, par value $0.01 per share, of the Corporation (such preferred stock, the “Preferred Shares”), and (2) successor calculation agent for the Preferred Shares. In connection with the appointment of The Bank of New York Mellon as successor Depositary under the Deposit Agreement, the Corporation and The Bank of New York Mellon, as Depositary, agreed to amend the Deposit Agreement to add provisions relating to limitation of liability of the Depositary and waiver of the right to trial by jury.

The foregoing summary description of the amendment to the Deposit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the amendment, a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Assignment and Assumption Agreement between and among F.N.B. Corporation, Computershare Trust Company, N.A., as successor-in-interest to Registrar and Transfer Company and The Bank of New York Mellon, dated May 10, 2017

4.2	Amendment to Deposit Agreement made on May 10, 2017 between F.N.B. Corporation and The Bank of New York Mellon

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION

By:	/s/ James G. Orie
James G. Orie,
Chief Legal Officer

Date: May 12, 2017

EXHIBIT INDEX

Exhibit No.	Description

4.1	Assignment and Assumption Agreement between and among F.N.B. Corporation, Computershare Trust Company, N.A., as successor-in-interest to Registrar and Transfer Company and The Bank of New York Mellon, dated May 10, 2017

4.2	Amendment to Deposit Agreement made on May 10, 2017 between F.N.B. Corporation and The Bank of New York Mellon